SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                 Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                          April 13, 1998


                    FIRST CHARTER CORPORATION
      (Exact name of registrant as specified in its charter)



 North Carolina              0-15829                 56-1355866
(State or other            (Commission              (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)


    22 Union Street, North, Concord, North Carolina 28026-0228
 (Addresses, including zip codes, of principal executive offices)


                           (704)786-3300
       (Registrant's telephone number, including area code)

Item 5        Other Events.

    On April 13, 1998, First Charter Corporation, the registrant (the "Registrant"), announced financial results for the quarter ended March 31, 1998. A copy of the press release announcing these financial results is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7        Financial Statements and Exhibits.

    (c)  The following exhibits are filed herewith:



Exhibit No.   Description


            99.1 News release disseminated on April 13, 1998 by First Charter Corporation




                            SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             FIRST CHARTER CORPORATION

                             By:  /S/ LAWRENCE M. KIMBROUGH
                                  Lawrence M. Kimbrough
                                  President and Chief Executive
                                  Officer


Dated: April 14, 1998




                         EXHIBIT INDEX


Exhibit No.          Description                      Sequential Page No.

99.1            News release disseminated on April 13,
                1998 by First Charter Corporation